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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Cognizant Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Robert E. Weissman, Director, Chairman and Chief Executive Officer of the Corporation, and Victoria R. Fash, Executive Vice President and Chief Financial Officer of the Corporation, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the other and with full power of substitution and resubstitution, for and on behalf of him or her in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of March 23, 1998, among the Corporation, WAC Inc., a Delaware corporation, and Walsh International Inc., a Delaware corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

                  SIGNATURE                                         CAPACITY                            DATE
---------------------------------------------  --------------------------------------------------  --------------
           /s/ ROBERT E. WEISSMAN              Director, Chairman, and Chief Executive Officer
    ------------------------------------       (Principal executive Officer)                         June 1, 1998
             Robert E. Weissman

            /s/ VICTORIA R. FASH               Executive Vice President and Chief Financial
    ------------------------------------       Officer (Principal Financial Officer)                 June 1, 1998
              Victoria R. Fash

             /s/ JAMES C. MALONE               Senior Vice President--Finance & Controller
    ------------------------------------       (Principal Accounting Officer)                        June 1, 1998
               James C. Malone

       /s/ CLIFFORD L. ALEXANDER, JR.
    ------------------------------------                            Director                         June 1, 1998
         Clifford L. Alexander, Jr.

                  SIGNATURE                                         CAPACITY                            DATE
---------------------------------------------  --------------------------------------------------  --------------
           /s/ JOHN P. IMLAY, JR.
    ------------------------------------                            Director                         June 1, 1998
             John P. Imlay, Jr.

            /s/ ROBERT KAMERSCHEN
    ------------------------------------                            Director                         June 1, 1998
              Robert Kamerschen

             /s/ ROBERT LANIGAN
    ------------------------------------                            Director                         June 1, 1998
               Robert Lanigan

           /s/ H. EUGENE LOCKHART
    ------------------------------------                            Director                         June 1, 1998
             H. Eugene Lockhart

           /s/ M. BERNARD PUCKETT
    ------------------------------------                            Director                         June 1, 1998
             M. Bernard Puckett

          /s/ WILLIAM C. VAN FAASEN
    ------------------------------------                            Director                         June 1, 1998
            William C. Van Faasen